Filed pursuant to Rule 497(k)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG TimesSquare International Small Cap Fund

Supplement dated March 9, 2023 to the Summary Prospectus, dated May 1, 2022

The following information supplements and supersedes any information to the contrary relating to AMG TimesSquare International Small Cap Fund, a series of AMG Funds (the “Fund”), contained in the Fund’s Summary Prospectus, dated as noted above.

Effective immediately, the address that appears as the last paragraph of the section entitled “Buying and Selling Fund Shares – Transaction Policies” on page 4 is hereby replaced with the following:

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 534426

Pittsburgh, PA 15253-4426

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE